UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2026

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) The Term Loan Facility

On April 2, 2026 (the “Closing Date”), Esperion Therapeutics, Inc. (the “Company”) entered into the First Amendment to Credit Agreement (the “Amendment”), by and among the Company, as the borrower, the lenders party thereto and GLAS USA LLC and GLAS Americas LLC, collectively, as the administrative agent for the lenders (the “Administrative Agent”). The First Amendment amends that certain Credit Agreement, dated as of December 13, 2024 (the “Existing Credit Agreement” and as amended by the Amendment, the “Credit Agreement”), by and among the Company, the Administrative Agent and the lenders party thereto.

The Amendment, among other things, provides for the incurrence of additional term loans in an aggregate principal amount of $25,000,000 (the “First Amendment Term Loans”), to be used, among other things, to finance a portion of the acquisition of Corstasis (as defined below). Amounts available under the First Amendment Term Loans were borrowed in full on the Closing Date. The First Amendment Term Loans bear the same terms as the outstanding term loans under the Existing Credit Agreement.

The Amendment also resets the call protection provisions under the Existing Credit Agreement, such that, if any outstanding term loans under the Credit Agreement (including the First Amendment Term Loans) are repaid or prepaid, or required to be repaid or prepaid, in each case other than as a result of regularly scheduled amortization payments, (a) on or prior to the second anniversary of the Closing Date, such repayment or prepayment shall be accompanied by a make-whole premium (equal to all interest that would have accrued on the prepaid or repaid principal through the second anniversary of the Closing Date) plus 3%, (b) after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, such repayment or prepayment shall be accompanied by a prepayment premium of 3%, and (c) after the third anniversary of the Closing Date and on or prior to the fourth anniversary of the Closing Date, such repayment or prepayment shall be accompanied by a prepayment premium of 1%. No prepayment premium is required after the fourth anniversary of the Closing Date.

The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment and the Credit Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

(b) The Royalty Agreement

On the Closing Date, the Company entered into a Royalty Purchase Agreement (the “Purchase Agreement”) with Athyrium Opportunities IV Acquisition LP, a limited partnership formed under the laws of the State of Delaware (the “Purchaser”). Pursuant to the Purchase Agreement, the Company sold to the Purchaser, and the Purchaser purchased for $50,000,000, a portion of the royalties payable to the Company on net sales of Bempedoic Acid (as defined in the License and Collaboration Agreement) and any other Licensed Products (as defined in the License and Collaboration Agreement) in the Otsuka Territory (as defined in the License and Collaboration Agreement), and of the regulatory and commercial milestones payable, in each case, pursuant to the License and Collaboration Agreement dated as of April 17, 2020, between Otsuka Pharmaceutical Co., Ltd., a corporation organized and existing under the laws of Japan, and the Company, as amended (the “License and Collaboration Agreement” and such payments, the “Receivables”).

The Purchaser acquired 100% of the Receivables until such time as the Purchaser receives an aggregate amount equal to $100,000,000. Following receipt of such amount, 100% of all Receivables will revert to the Company. The Purchase Agreement contains other customary terms and conditions, including representations and warranties, covenants and indemnification obligations in favor of each party.

The foregoing description of the Royalty Purchase Agreement and License and Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Royalty Purchase Agreement and License and Collaboration Agreement, copies of which are filed as Exhibits 10.3 and Exhibit 10.4 hereto, respectively, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 2, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corstasis Therapeutics Inc., a Delaware corporation (“Corstasis”), Cirrus Transaction Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and certain other parties described therein. Pursuant to the Merger Agreement, on April 2, 2026, the Company completed the merger of Corstasis with and into Merger Sub, with Corstasis surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).

The aggregate up-front consideration for the transactions contemplated by the Merger Agreement (the “Transactions”) was $75,000,000 in cash, subject to customary adjustments and a post-closing purchase price adjustment. In addition, the equityholders of Corstasis are entitled to receive: (i) milestone payments up to an aggregate amount equal to $180,000,000 if certain regulatory approval or commercial sales milestones are achieved and (ii) royalty and licensing-revenue-derived payments in connection with the Company’s (or its sublicensees’) future sales of certain products.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 2, 2026, the Company issued a press release announcing the closing of the Merger, and its entry into the Amendment and the Royalty Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report under Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Any required historical financial information with respect to Corstasis will be filed by amendment to this Item 9.01(a) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Any required unaudited pro forma condensed financial information with respect to the combined company will be filed by amendment to this Item 9.01(b) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated March 2, 2026, by and among Cirrus Transaction Subsidiary, Inc., the Registrant, Corstasis Therapeutics Inc., Shareholder Representative Services LLC, and Benjamin Esque (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, File No. 001-35986, filed on March 3, 2026).

10.1
First Amendment No. 1 to Credit Agreement, dated as of April 2, 2026, by and among the Registrant, as the borrower, the lenders party thereto and GLAS USA LLC and GLAS Americas LLC collectively as the administrative agent.+

10.2
Credit Agreement, dated as of December 13, 2024, by and among the Registrant, GLAS USA LLC, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, File No. 001-35986, filed on December 13, 2024).

10.3	Royalty Purchase Agreement, dated as of April 2, 2026, by and among the Registrant and Athyrium Opportunities IV Acquisition LP.+

10.4
License and Collaboration Agreement, dated as of April 17, 2020, by and between the Registrant and Otsuka Pharmaceutical Co., Ltd. (incorporated by reference to Exhibit 10.2 of the Registrant’s Quarterly Report on Form 10-Q, File No. 001-35986, filed on August 10, 2020).

10.5
First Amendment to License and Collaboration Agreement, dated as of November 5, 2025, by and between the Registrant and Otsuka Pharmaceutical Co., Ltd. (incorporated by reference to Exhibit 10.27 to the Registrant’s Annual Report on Form 10-K, File No. 001-35986, filed on March 10, 2026).

99.1	Press Release, dated April 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).
+ The schedules and similar attachments to this exhibit have been omitted pursuant to Items 601(a)(5) and 601(b)(ii) of Regulation S-K. The Registrant agrees to furnish copies of any such schedules or similar attachments to the Commission upon request. In addition, certain provisions of this exhibit have been redacted because the Registrant customarily treats the redacted information as private or confidential and the omitted information is not material. The Registrant agrees to promptly provide to the Commission on a supplemental basis an unredacted copy of the exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer